SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 20, 2003

                      United Pan-Europe Communications N.V.
             (Exact name of registrant as specified in its charter)

                                 The Netherlands
                 (State or Other Jurisdiction of Incorporation)

                                    000-25365
                            (Commission File Number)

                                   98-0191997
                     (I.R.S. Employer Identification Number)

                                Boeing Avenue 53
                             1119 PE, Schiphol Rijk
                                 The Netherlands
              (Address and zip code of principal executive offices)

                                (31) 20-778-9840
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On June 20, 2003, UPC Polska, Inc. ("UPC Polska"), a subsidiary of United Pan-Europe Communications N.V., issued a press release announcing that, in connection with the proposed restructuring of its indebtedness, it has entered into a Restructuring Agreement, dated as of June 19, 2003, (the "Restructuring Agreement") with UPC Telecom B.V., Belmarken Holding B.V., and certain holders (the "Participating Noteholders") of UPC Polska's 14 1/2% Senior Discount Notes due 2008, 14 1/2% Senior Discount Notes due 2009 and Series C Senior Discount Notes due 2008. The Restructuring Agreement contemplates that UPC Polska will file a petition for relief under Chapter 11 of the Bankruptcy Code in order to effect a pre-negotiated Plan of Reorganization that implements the consensual restructuring. The Restructuring Agreement is incorporated by reference as Exhibit 10.1 and the press release as Exhibit 99.1 to this Form 8-K.

Item 7.    Financial Statements and Exhibits.

           (c)      Exhibits.

                    Exhibit Number    Description
                    --------------    -----------

                    10.1 Restructuring Agreement, dated as of June 19, 2003, among UPC Polska, UPC Telecom B.V., Belmarken Holding B.V., and the Participating Noteholders (incorporated by reference to Exhibit
                                        10.1 of the Current Report on Form 8-K
                                        filed by UPC Polska with the SEC on June
                                        20, 2003).

                    99.1 Press Release of UPC Polska, dated June 20, 2003 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by UPC Polska with the SEC on June 20, 2003).



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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       UNITED PAN-EUROPE COMMUNICATIONS N.V.



                                       By:         /s/ Ton Tuijten
                                           -------------------------------------
                                       Name:  Anton A.M. Tuijten
                                       Title: Member of the Board of Management
                                              and General Counsel



Dated:  June 20, 2003




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


                                  EXHIBIT INDEX

                  Exhibit Number    Description
                  --------------    ----------

                  10.1 Restructuring Agreement, dated as of June 19, 2003, among UPC Polska, UPC Telecom B.V., Belmarken Holding B.V., and the Participating Noteholders (incorporated by reference to Exhibit
                                        10.1 of the Current Report on Form 8-K
                                        filed by UPC Polska with the SEC on June
                                        20, 2003).

                  99.1 Press Release of UPC Polska, dated June 20, 2003 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by UPC Polska with the SEC on June 20, 2003).




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